UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 22, 2005

Appliance Recycling Centers of America, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-19621	41-1454591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 Excelsior Blvd., Minneapolis, MN		55426-4517
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (952) 930-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05:     AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS

On April 22, 2005, the Board of Directors of Appliance Recycling Centers of America, Inc. (the “Company”) adopted a Code of Business Conduct and Ethics (the “Code”) applicable to all of the Company’s officers and employees.  The Code includes a “code of ethics” within the meaning of Item 406 of Regulation S-K, that applies to the Company’s principal executive officer, principal financial officer, and principal accounting officer.

You may request a copy of the Code, at no cost, by writing or telephoning us at the following address:

Appliance Recycling Centers of America, Inc.

Attention:  Linda Koenig, Chief Financial Officer

7400 Excelsior Boulevard

Minneapolis, Minnesota  55426-4517

(952) 930-9000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
(Registrant)

Date: April 22, 2005	By:	/s/ LINDA KOENIG
Linda Koenig, Chief Financial Officer